UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2007

WIND RIVER SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33061	94-2873391
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

500 Wind River Way, Alameda, California 94501

(Address of principal executive offices, including zip code)

(510) 748-4100

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

2007 Annual Meeting of Stockholders

At the 2007 Annual Meeting of the stockholders (the “Annual Meeting”) of Wind River Systems, Inc. (“Wind River” or the “Company”) held on June 13, 2007, each of the nominees to the Company’s Board of Directors standing for re-election at the Annual Meeting – John C. Bolger, Jerry L. Fiddler, Narendra K. Gupta, Grant M. Inman, Harvey C. Jones, Kenneth R. Klein and Standish H. O’Grady – was re-elected to serve on the Board until the next annual meeting of stockholders and/or until his successor is duly elected and qualified. As previously disclosed, one of the previous directors, William B. Elmore, did not stand for re-election at the Annual Meeting.

At the Annual Meeting, the Company’s stockholders also ratified the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2008 and approved the other matters submitted for approval of the stockholders at the Annual Meeting as described in the Company’s proxy statement for the Annual Meeting, including (i) amendments to Wind River’s 2005 Equity Incentive Plan (the “2005 Plan”) to increase the aggregate number of shares of common stock authorized and reserved for option and other stock awards under the 2005 Plan by 6,400,000 shares, (ii) the adoption of the Wind River Systems, Inc. Section 162(m) Performance Incentive Award Plan (the “Performance Incentive Award Plan”) and (iii) amendments to Wind River’s 1993 Employee Stock Purchase Plan (the “ESPP”). Copies of the 2005 Plan (as amended), the Performance Incentive Award Plan and the ESPP (as amended) have been previously filed as exhibits to the Company’s Quarterly Report on Form 10-Q for the quarter ended April 30, 2007.

Appointment of Board Committee Members

On June 13, 2007, the Board of Directors appointed the following additional directors to the following committees of the Board of Directors, and confirmed that the members of the committees of the Board of Directors remain otherwise unchanged, with the exception of the resignation of William B. Elmore:

Compensation Committee:	Narendra K. Gupta
Nominating and Corporate
Governance Committee:	Jerry L. Fiddler, Narendra K. Gupta

Authorization of Share Repurchase Program

On June 18, 2007, Wind River issued a press release announcing that its Board of Directors authorized a $50 million share repurchase program. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
99.1	Text of press release issued by Wind River Systems, Inc., dated June 18, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 20, 2007	WIND RIVER SYSTEMS, INC.

	By:	/s/ Ian R. Halifax
Ian R. Halifax
Senior Vice President of Finance and Administration, Chief Financial Officer and Secretary

Exhibit Index

Exhibit No.	Description
99.1	Text of press release issued by Wind River Systems, Inc., dated June 18, 2007